Exhibit 10.19



Agreed terms document under the joint venture shareholders' agreement dated [ ] October 2005 among Baltic Petroleum (E&P) Limited, Siberian Energy Group Inc. and Zauralneftegaz Limited



                                 Waiver Letter


To:

Siberian Energy Group Inc.
275 Madison Avenue
6th Floor
New York
NY 10016
United States

Zauralneftegaz Limited
c/o Gilchrist Solicitors
18b Charles Street
London W1J 5DU
United Kingdom

Date: October [ ], 2005

Dear Sirs

SIBERIAN ENERGY GROUP INC.

I am writing this letter in connection with the proposed joint venture agreement between Baltic Petroleum (E&P) Limited ("BP"), Siberian Energy Group Inc. ("SEG") and Zauralneftegaz Limited ("ZNG LTD") dated 14 October, 2005 relating to OOO Zauralneftegaz ("ZNG"). I acknowledge that delivery of this waiver letter is a condition precedent to completion of such agreement and that the terms hereof may only be varied or amended with the consent of both SEG and ZNG Ltd.

I hereby confirm that, other than those claims against SEG which are listed in the Schedule hereto (the "CLAIMS") and which has been settled as of October 26,
2005 by acceptance of  SEG's shares, [             ] has no  actual,  contingent
or prospective claim outstanding of any nature against SEG, ZNG or any of their respective directors, officers and employees or any of them in respect of any cause, matter or thing whatever. However, to the extent that any such claim
(other  than  the  Claims) exists or may exist, [             ] Inc. irrevocably
waives such claim and releases SEG, ZNG and/or their respective directors, officers and employees, as the case may be, from any liability in respect of such claim.

I hereby confirm that [          ] shall not seek to exercise any rights against
SEG in relation to the Claims until such time as SEG shall have sufficient profits available to discharge the Claims.

EXECUTED by

/s/ [signature]


                                  The Schedule
        Description of Claim                                  Amount ($)
    ----------------------------                          ----------------